UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

(631) 547-3041

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

Arrangements of Certain Officers.

On February 16, 2022, the Board of Directors (“Board”) of Forward Industries, Inc. (the “Company”), in connection with her election as a director of the Company, granted 31,095 five-year stock options exercisable at $1.68 per share to Ms. Sharon Hrynkow. The options vest one year from the grant date. Additionally, for her service on the Board, Ms. Hrynkow will receive cash compensation of $37,500 for the remainder of the 2022 fiscal year, a pro-rata fee commensurate with services provided as director. Ms. Hrynkow will serve on each of the Audit Committee, the Compensation Committee (Chairwoman) and the Nominating and Governance Committee. Mr. James Ziglar was appointed as Chairman of the Nominating and Governance Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 16, 2022, the Company held its 2022 Annual Shareholders’ Meeting and the results of each of the proposals are listed below.

Proposal	For	Against	Withheld	Abstain	Broker Non-Votes
(1) To elect the following directors:
Terence Wise	4,623,927	*	37,874	*	2,101,698
Sangita Shah	4,219,843	*	441,958	*	2,101,698
Sharon Hrynkow	4,625,079	*	36,722	*	2,101,698
James Ziglar	4,627,097	*	34,704	*	2,101,698
(2) To ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2022.	6,730,387	20,046	*	13,066	*

* Not applicable.

There were 10,061,185 shares outstanding on the record date of the meeting and a total of 6,763,499 shares were voted. Proposal 1 required a plurality vote and Proposal 2 required an affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

Each of the four nominees for director was elected to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. Additionally, Proposal 2 was approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: February 18, 2022	By:	/s/ Anthony Camarda
Name: Anthony Camarda
Title: Chief Financial Officer

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